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1.4 EXHIBIT 32.2 - CFO 906 CERTIFICATION


 CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION
                      906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Interland, Inc. (the "Company") on Form 10-K for the period ending August 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Allen L. Shulman, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 27, 2004


                                 /s/ Allen L. Shulman
                                 ____________________________
                                 Allen L. Shulman
                                 Senior Vice President, Chief Financial Officer, and General Counsel